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                             Joint Filing Agreement

     The undersigned hereby agree that the statement on Schedule 13D with respect to the Equity Shares of Rediff.com India Limited is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.


Dated:  December 29, 2000               WARBURG, PINCUS & CO.

                                        By: /s/ Reuben S. Leibowitz
                                            ------------------------------
                                        Name:  Reuben S. Leibowitz
                                        Title: Partner


Dated:  December 29, 2000               E.M. WARBURG, PINCUS & CO., LLC

                                        By: /s/ Reuben S. Leibowitz
                                            ------------------------------
                                        Name:  Reuben S. Leibowitz
                                        Title: Member


Dated:  December 29, 2000               WARBURG, PINCUS EQUITY
                                        PARTNERS, L.P.

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                        By: /s/ Reuben S. Leibowitz
                                            ------------------------------
                                        Name:  Reuben S. Leibowitz
                                        Title: Partner


Dated:  December 29, 2000               WARBURG, PINCUS VENTURES
                                        INTERNATIONAL, L.P.

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                        By: /s/ Reuben S. Leibowitz
                                            ------------------------------
                                        Name:  Reuben S. Leibowitz
                                        Title: Partner



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Dated:  December 29, 2000               QUEENSWOOD INVESTMENTS LIMITED

                                        By: /s/ Charles R. Kaye
                                            ------------------------------
                                        Name:  Charles R. Kaye
                                        Title: Director